Exhibit 10.14

SIXTH AMENDMENT TO LEASE

This SIXTH AMENDMENT TO LEASE (“Sixth Amendment”) is made effective as of December 21, 2012, by and between 2121 SECOND STREET INVESTORS, LLC (the “Landlord”) and MARRONE BIO INNOVATIONS, INC. (the “Tenant”).

WHEREAS, Davis Commerce Center, LLC (Landlord’s predecessor in interest) and Marrone Organic Innovations, Inc. (Tenant’s prior business name), entered into a lease (the “Lease”) dated August 3, 2007 for suites B-106 & B-107, as amended by the First Amendment to Lease to include suite B-104, as amended by the Second Amendment to Lease to include suite B-108, as amended by the Third Amendment to Lease to include suite A-107, as amended by the Assignment and Assumption of Lease for Suite A-106, as amended by the Fourth Amendment to Lease, as amended by the Fifth Amendment to Lease to include suite C-109, in the Project known as Davis commerce Park, Davis, California; and

WHEREAS, Landlord and Tenant desire to amend the Lease pursuant to the terms thereof and as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

2. The term “forty eight (48) days” in Paragraph 12.4 of the Lease is hereby amended by deleting the same and inserting the term “forty eight (48) hours” in its stead.

3. Except to the extent expressly amended by the terms of this Sixth Amendment, all the terms and conditions of the Lease remain in full force and effect.

4. This Sixth Amendment may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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[Sixth Amendment to Lease]

IN WITNESS WHEREOF, the parties have duly signed this Sixth Amendment to Lease as of the day and year first written above.

LANDLORD: 2121 SECOND STREET INVESTORS, LLC		TENANT: MARRONE BIO INNOVATIONS, INC.

By:	/s/ Dan Fivey	By:	/s/ Pam Marrone
	Dan Fivey		Pam Marrone
	Managing Member		President and CEO

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